Exhibit 10.9

CABELA’S INCORPORATED
CABELA’S MARKETING AND BRAND MANAGEMENT, INC.
CABELA’S OUTDOOR ADVENTURES, INC.
CABELA’S RETAIL IL, INC.
CABELA’S RETAIL LA, LLC
CABELA’S RETAIL MO, LLC
CABELA’S TROPHY PROPERTIES, LLC
CABELA’S VENTURES, INC.
CABELA’S WHOLESALE, INC.

AMENDMENT NO. 2 TO NOTE PURCHASE AGREEMENTS

Dated as of August 4, 2015

Re:    Note Purchase Agreements dated February 27, 2006

Exhibit 10.9 Amendment No 2 to Note Purchase Agreements
4174173

Cabela’s Incorporated, et al.    Amendment No. 2 to Note Purchase Agreements

AMENDMENT NO. 2 TO NOTE PURCHASE AGREEMENTS
Re:    Note Purchase Agreements dated as of February 27, 2006

Dated as of
August 4, 2015
To each of the holders (the “Holders”) of Notes
  under the Note Agreements (hereinafter defined)
Ladies and Gentlemen:
Reference is made to the separate Note Purchase Agreements, each dated as of February 27, 2006 (as amended from time to time by joinder agreements and Amendment No. 1 to Note Purchase Agreements dated as of June 15, 2007 and as supplemented by the First Supplement to Note Purchase Agreement dated as of June 15, 2007 and the Second Supplement to Note Purchase Agreement dated as of January 16,  2008, the “Existing Note Agreements” and, as amended hereby, the “Note Agreements”), between Cabela’s Incorporated (the “Company”) and certain Subsidiaries of the Company (such Subsidiaries and the Company are individually referred to as an “Obligor” and, collectively as the “Obligors”), and each of the Purchasers named in Schedule A thereto, respectively, under and pursuant to which (i) $215,000,000 aggregate principal amount of 5.99% Senior Notes, Series 2006-A, due February 27, 2016 (the “Series 2006-A Notes”), (ii) $60,000,000 aggregate principal amount of 6.08% Series 2007-A Senior Notes due June 15, 2017 (the “Series 2007-A Notes”), and (iii) $57,000,000 aggregate principal amount of 7.20% Series 2008-A Senior Notes due January 16, 2018 (the “Series 2008-A Notes” and, together with the Series 2006-A Notes and the Series 2007-A Notes, the “Notes”), of the Obligors were issued.
For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Obligors request the amendment of a certain provision of the Existing Note Agreements as hereinafter provided.
Upon your acceptance hereof in the manner hereinafter provided and upon satisfaction of all conditions to the effectiveness hereof and receipt by the Obligors of similar acceptances from the Holders of the Notes, this Amendment No. 2 to Note Purchase Agreements shall constitute a contract between us amending the Existing Note Agreements, as of the Closing Date (hereinafter defined), but only in the respects hereinafter set forth:

SECTION 1.	AMENDMENT TO EXISTING NOTE AGREEMENTS.
Section 1.1.    The definition of “Priority Debt” in Schedule B of the Existing Note Agreements is amended and restated in its entirety to read as follows:

Cabela’s Incorporated, et al.    Amendment No. 2 to Note Purchase Agreements

    “Priority Debt” means the sum, without duplication, of (i) Debt of the Company and its Restricted Subsidiaries secured by Liens not otherwise permitted by clauses (a) through (h) of Section 10.3 and excluding any secured Debt with which the Notes are equally and ratably secured in accordance with Section 10.3; and (ii) all unsecured Debt of Restricted Subsidiaries (other than to the Company or another Restricted Subsidiary) excluding unsecured Debt of any Restricted Subsidiary to the extent that such Restricted Subsidiary is an Obligor under this Agreement.

SECTION 2.	REPRESENTATIONS AND WARRANTIES.
The Obligors hereby represent and warrant that as of the date hereof and as of the date of execution and delivery of this Amendment No. 2 to Note Purchase Agreements (this “Amendment No. 2”), there are no Defaults or Events of Default under the Existing Note Agreements before and after giving effect to this Amendment No. 2 and the representations and warranties set forth in Schedule I hereto are true and correct before and after giving effect to this Amendment No. 2.

SECTION 3.	CONDITIONS PRECEDENT.
This Amendment No. 2 shall not become effective until, and shall become effective on, the Business Day when each of the following conditions shall have been satisfied (the “Second Amendment Closing Date”):
Section 3.1.    Consent.     The Obligors shall have obtained your written consent as evidenced by your signature at the foot of this Amendment No. 2.
Section 3.2.    Payment of Fees and Expenses. The reasonable fees and disbursements of Chapman and Cutler LLP, your special counsel, relating to the preparation, execution and delivery of this Amendment No. 2 and related matters shall have been paid by the Company to the extent reflected in a statement of such counsel rendered to the Company.
Section 3.3.    Representations and Warranties. The representations and warranties of each of the Obligors in this Amendment No. 2 shall be correct when made and on the Second Amendment Closing Date.
Section 3.4.    Proceedings and Documents. All corporate or limited liability company or limited partnership and other proceedings in connection with the transactions contemplated by this Amendment No. 2 and all documents and instruments incident to such transactions shall be satisfactory to you and your special counsel, and you and your special counsel shall have received all such counterpart originals or certificated or other copies of such documents as your or they may reasonably request.

Cabela’s Incorporated, et al.    Amendment No. 2 to Note Purchase Agreements

SECTION 4.	MISCELLANEOUS PROVISIONS.
Section 4.1.    Except as amended herein, all terms and provisions of the Existing Note Agreements and the Notes and related agreements and instruments are hereby ratified, confirmed and approved in all respects.
Section 4.2.    Any and all notices, requests, certificates and other instruments, including the Notes, may refer to the Note Agreements without making specific reference to this Amendment No. 2, but nevertheless all such references shall be deemed to include this Amendment No. 2 unless the context shall otherwise require.
Section 4.3.    This Amendment No. 2 and all covenants herein contained shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereunder. All covenants made by the Obligors herein shall survive the closing and the delivery of this Amendment No. 2.
Section 4.4.    This Amendment No. 2 shall be governed by and construed in accordance with Nebraska law.
Section 4.5.    The capitalized terms used in this Amendment No. 2 shall have the respective meanings specified in the Note Agreements unless otherwise herein defined, or the context hereof shall otherwise require.
[Remainder of this Page Intentionally Left Blank; Signature Pages follow]

Cabela’s Incorporated, et al. Amendment No. 2 to Note Purchase Agreements

The execution hereof by the Holders shall constitute a contract among the Obligors and the Holders for the uses and purposes hereinabove set forth. This Amendment No. 2 may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one agreement.

CABELA’S INCORPORATED
CABELA’S MARKETING AND BRAND MANAGEMENT, INC.
CABELA’S OUTDOOR ADVENTURES, INC.
CABELA’S RETAIL IL, INC.
CABELA’S RETAIL LA, LLC
CABELA’S RETAIL MO, LLC
CABELA’S TROPHY PROPERTIES, LLC
CABELA’S VENTURES, INC.
CABELA’S WHOLESALE, INC.

By: /s/ Ralph W. Castner
Name:  Ralph W. Castner
Title:  Vice President, CFO, Secretary or
              Treasurer

[Signature Page to Amendment No. 2 to Note Purchase Agreements]

Cabela’s Incorporated, et al. Amendment No. 2 to Note Purchase Agreements

This Amendment No. 2 is hereby accepted and agreed to as of the Second Amendment Closing Date.

METROPOLITAN LIFE INSURANCE COMPANY

METROPOLITAN TOWER LIFE INSURANCE COMPANY

By:	Metropolitan Life Insurance Company, its Investment Manager

By /s/ C. Scott Inglis
Name: C. Scott Inglis
Title: Managing Director
We acknowledge that Metropolitan Life Insurance Company holds $45,000,000 aggregate outstanding 6.08% Series 2007‑A Senior Notes due June 15, 2017.

We acknowledge that Metropolitan Tower Life Insurance Company holds $15,000,000 aggregate outstanding 6.08% Series 2007‑A Senior Notes due June 15, 2017.

[Signature Page to Amendment No. 2 to Note Purchase Agreements]

Cabela’s Incorporated, et al. Amendment No. 2 to Note Purchase Agreements

This Amendment No. 2 is hereby accepted and agreed to as of the Second Amendment Closing Date.

THE GIBRALTAR LIFE INSURANCE CO., LTD.

By:	Prudential Investment Management (Japan), Inc., as Investment Manager

By:	Prudential Investment Management, Inc., as Sub‑Adviser

By /s/ Anthony Coletta
Name: Anthony Coletta
Title: Vice President
We acknowledge that The Gibraltar Life Insurance Co., Ltd. holds $12,500,000 aggregate outstanding 5.99% Senior Notes Series 2006‑A due February 27, 2016.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By /s/ Anthony Coletta
Name: Anthony Coletta
Title: Vice President
We acknowledge that The Prudential Insurance Company of America holds $6,500,000 aggregate outstanding 5.99% Senior Notes Series 2006‑A due February 27, 2016.
We acknowledge that The Prudential Insurance Company of America holds $6,321,429 aggregate outstanding 7.20% Series 2008-A Senior Notes due January 16, 2018.

[Signature Page to Amendment No. 2 to Note Purchase Agreements]

Cabela’s Incorporated, et al. Amendment No. 2 to Note Purchase Agreements

This Amendment No. 2 is hereby accepted and agreed to as of the Second Amendment Closing Date.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

By:	Prudential Investment Management, Inc., as investment manager

By /s/ Anthony Coletta
Name: Anthony Coletta
Title: Vice President
We acknowledge that Prudential Retirement Insurance and Annuity Company holds $2,057,143 aggregate outstanding 7.20% Series 2008-A Senior Notes due January 16, 2018.

ZURICH AMERICAN INSURANCE COMPANY

By:	Prudential Private Placement Investors, L.P. (as Investment Advisor)

By:	Prudential Private Placement Investors, Inc. (as its General Partner)

By /s/ Anthony Coletta
Name: Anthony Coletta
Title: Vice President
We acknowledge that Zurich American Insurance Company holds $1,435,714 aggregate outstanding 7.20% Series 2008-A Senior Notes due January 16, 2018.

[Signature Page to Amendment No. 2 to Note Purchase Agreements]

Cabela’s Incorporated, et al. Amendment No. 2 to Note Purchase Agreements

This Amendment No. 2 is hereby accepted and agreed to as of the Second Amendment Closing Date.

MTL INSURANCE COMPANY

By:	Prudential Private Placement Investors, L.P. (as Investment Advisor)

By:	Prudential Private Placement Investors, L.P. (as its General Partner)

By /s/ Anthony Coletta
Name: Anthony Coletta
Title: Vice President
We acknowledge that MTL Insurance Company holds $3,000,000 aggregate outstanding 5.99% Senior Notes Series 2006‑A due February 27, 2016.

SECURITY BENEFIT LIFE INSURANCE COMPANY, INC.

By:	Prudential Private Placement Investors, L.P. (as Investment Advisor)

By:	Prudential Private Placement Investors, L.P. (as its General Partner)

By /s/ Anthony Coletta
Name: Anthony Coletta
Title: Vice President
We acknowledge that Security Benefit Life Insurance Company, Inc. holds $3,000,000 aggregate outstanding 5.99% Senior Notes Series 2006‑A due February 27, 2016.

[Signature Page to Amendment No. 2 to Note Purchase Agreements]

Cabela’s Incorporated, et al. Amendment No. 2 to Note Purchase Agreements

This Amendment No. 2 is hereby accepted and agreed to as of the Second Amendment Closing Date.

UNIVERSAL PRUDENTIAL ARIZONA REINSURANCE COMPANY

By:	Prudential Investment Management, Inc., as investment manager

By /s/ Anthony Coletta
Name: Anthony Coletta
Title: Vice President
We acknowledge that Universal Prudential Arizona Reinsurance Company holds $900,000 aggregate outstanding 7.20% Series 2008-A Senior Notes due January 16, 2018.

[Signature Page to Amendment No. 2 to Note Purchase Agreements]

Cabela’s Incorporated, et al. Amendment No. 2 to Note Purchase Agreements

This Amendment No. 2 is hereby accepted and agreed to as of the Second Amendment Closing Date.

TRANSAMERICA LIFE INSURANCE COMPANY

By:	AEGON USA INVESTMENT MANAGEMENT,
LLC, ITS INVESTMENT MANAGER

By /s/ Christopher D. Pahlke
Name: Christopher D. Pahlke
Title: Vice President
We acknowledge that Transamerica Life Insurance Company holds $25,000,000 aggregate outstanding 5.99% Senior Notes Series 2006‑A due February 27, 2016.

TRANSAMERICA LIFE INSURANCE COMPANY

By:	AEGON USA INVESTMENT MANAGEMENT,
LLC, ITS INVESTMENT MANAGER

By /s/ Christopher D. Pahlke
Name: Christopher D. Pahlke
Title: Vice President
We acknowledge that Transamerica Life Insurance Company holds $5,357,142.87 aggregate outstanding 7.20% Series 2008-A Senior Notes due January 16, 2018.

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

By:	AEGON USA INVESTMENT MANAGEMENT,
LLC, ITS INVESTMENT MANAGER

By /s/ Christopher D. Pahlke
Name: Christopher D. Pahlke
Title: Vice President
We acknowledge that Transamerica Financial Life Insurance Company holds $1,071,428.57 aggregate outstanding 7.20% Series 2008-A Senior Notes due January 16, 2018.

[Signature Page to Amendment No. 2 to Note Purchase Agreements]

Cabela’s Incorporated, et al. Amendment No. 2 to Note Purchase Agreements

This Amendment No. 2 is hereby accepted and agreed to as of the Second Amendment Closing Date.

UNITED OF OMAHA LIFE INSURANCE COMPANY

By /s/ Justin P. Kavan
Name: Justin P. Kavan
Title: Vice President
We acknowledge that United of Omaha Life Insurance Company holds $10,000,000 aggregate outstanding 5.99% Senior Notes Series 2006‑A due February 27, 2016.

[Signature Page to Amendment No. 2 to Note Purchase Agreements]

Cabela’s Incorporated, et al. Amendment No. 2 to Note Purchase Agreements

This Amendment No. 2 is hereby accepted and agreed to as of the Second Amendment Closing Date.

ATHENE ANNUITY AND LIFE COMPANY
(f/k/a Aviva Life and Annuity Company)

By: Athene Asset Management, L.P., its investment advisor

By: AAM GP Ltd., its general partner

By /s/ Roger D. Fors
Name: Roger D. Fors
Title: Senior Vice President, Fixed
Income
We acknowledge that Athene Annuity and Life Company holds $25,000,000 aggregate outstanding 5.99% Senior Notes Series 2006‑A due February 27, 2016.

[Signature Page to Amendment No. 2 to Note Purchase Agreements]

Cabela’s Incorporated, et al. Amendment No. 2 to Note Purchase Agreements

This Amendment No. 2 is hereby accepted and agreed to as of the Second Amendment Closing Date.

LIFE INSURANCE COMPANY OF THE SOUTHWEST

By /s/ Chris P. Gudmastad
Name: Chris P. Gudmastad
Title: Assistant Vice President
We acknowledge that Life Insurance Company of the Southwest holds $7,000,000 aggregate outstanding 5.99% Senior Notes Series 2006‑A due February 27, 2016.
We acknowledge that Life Insurance Company of the Southwest holds $2,142,857.19 aggregate outstanding 7.20% Series 2008-A Senior Notes due January 16, 2018.

[Signature Page to Amendment No. 2 to Note Purchase Agreements]

Cabela’s Incorporated, et al. Amendment No. 2 to Note Purchase Agreements

This Amendment No. 2 is hereby accepted and agreed to as of the Second Amendment Closing Date.

ASSURITY LIFE INSURANCE COMPANY

By /s/ Kevin W. Hammond
Name: Kevin W. Hammond
Title: Senior Director - Investments
We acknowledge that Assurity Life Insurance Company holds $5,000,000 aggregate outstanding 5.99% Senior Notes Series 2006‑A due February 27, 2016.
We acknowledge that Assurity Life Insurance Company holds $857,142.84 aggregate outstanding 7.20% Series 2008-A Senior Notes due January 16, 2018.

[Signature Page to Amendment No. 2 to Note Purchase Agreements]

Cabela’s Incorporated, et al. Amendment No. 2 to Note Purchase Agreements

This Amendment No. 2 is hereby accepted and agreed to as of the Second Amendment Closing Date.

AMERITAS LIFE INSURANCE CORP.
AMERITAS LIFE INSURANCE CORP. - CLOSED BLOCK
AMERITAS LIFE INSURANCE CORP., AS SUCCESSOR BY MERGER TO ACACIA LIFE INSURANCE COMPANY

By:	Ameritas Investment Partners Inc., as Agent

By /s/ Tina Udell
Name: Tina Udell
Title: Vice President & Managing Director
We acknowledge that Ameritas Life Insurance Corp. - Closed Block holds $2,000,000 aggregate outstanding 5.99% Senior Notes Series 2006‑A due February 27, 2016.

We acknowledge that Ameritas Life Insurance Corp. holds $1,000,000 aggregate outstanding 5.99% Senior Notes Series 2006‑A due February 27, 2016.

We acknowledge that Ameritas Life Insurance Corp. as successor by Merger to Acacia Life Insurance Company holds $3,000,000 aggregate outstanding 5.99% Senior Notes Series 2006‑A due February 27, 2016.

[Signature Page to Amendment No. 2 to Note Purchase Agreements]

Cabela’s Incorporated, et al. Amendment No. 2 to Note Purchase Agreements

This Amendment No. 2 is hereby accepted and agreed to as of the Second Amendment Closing Date.

THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA

By /s/ Barry Scheinholtz
Name: Barry Scheinholtz
Title: Senior Director
We acknowledge that The Guardian Life Insurance Company of America holds $20,000,000 aggregate outstanding 5.99% Senior Notes Series 2006‑A due February 27, 2016.

BERKSHIRE LIFE INSURANCE COMPANY OF AMERICA

By /s/ Barry Scheinholtz
Name: Barry Scheinholtz
Title: Senior Director
We acknowledge that Berkshire Life Insurance Company of America holds $5,000,000 aggregate outstanding 5.99% Senior Notes Series 2006‑A due February 27, 2016.

[Signature Page to Amendment No. 2 to Note Purchase Agreements]

Cabela’s Incorporated, et al. Amendment No. 2 to Note Purchase Agreements

This Amendment No. 2 is hereby accepted and agreed to as of the Second Amendment Closing Date.

GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

By /s/ Anne Finucane
Name: Anne Finucane
Title: Investment Officer
We acknowledge that Genworth Life and Annuity Insurance Company holds $15,000,000 aggregate outstanding 5.99% Senior Notes Series 2006‑A due February 27, 2016.

[Signature Page to Amendment No. 2 to Note Purchase Agreements]

Cabela’s Incorporated, et al. Amendment No. 2 to Note Purchase Agreements

SCHEDULE I

REPRESENTATIONS AND WARRANTIES

Each of the Obligors represents and warrants to you as follows:
1.    Corporate or Limited Liability Company or Limited Partnership Organization and Authority. Each Obligor:
(a)    is a corporation, limited liability company or limited partnership duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization; and
(b)    has all requisite power and authority and all necessary licenses and permits to own and operate its properties and to carry on its business as now conducted and as presently proposed to be conducted.
2.    Amendment No. 2 is Legal and Authorized. (a) The compliance by each Obligor with all of the provisions of this Amendment No. 2 and of the Existing Note Agreements:
(i)    is within the corporate, limited liability company or limited partnership powers of such Obligor; and
(ii)    with not violate any provisions of any law or any order of any court or governmental authority or agency and will not conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default under the Articles of Incorporation, Articles of Organization, By-laws, Operating Agreement, Limited Liability Company Agreement or Partnership Agreement of such Obligor or any indenture or other agreement or instrument to which such Obligor is a party or by which it may be bound or result in the imposition of any Liens or encumbrances on any property of such Obligor.
(b)    The execution and delivery of this Amendment No. 2 has been duly authorized by proper corporate, limited liability company or limited partnership action on the part of such Obligor (no other action by the stockholders, members or partners of such Obligor being required by law, by the Articles of Incorporation, Articles of Organization, By-laws, Operating Agreement, Limited Liability Company Agreement or Partnership Agreement of such Obligor or otherwise) and this Amendment No. 2 has been executed and delivered to such Obligor, and this Amendment No. 2 and the Existing Note Agreements each constitute the legal, valid and binding obligation, contract and agreement of such Obligor enforceable in accordance with its terms.

Cabela’s Incorporated, et al. Amendment No. 2 to Note Purchase Agreements

3.    No Defaults. After giving effect to this Amendment No. 2, no Default or Event of Default has occurred and is continuing.
4.    Governmental Consents. No approval, consent or withholding of objection on the part of, or filing, registration or qualification with any governmental body, Federal or state, is necessary in connection with the execution and delivery of this Amendment No. 2.
5.    No Conflicts. The execution, delivery and performance by such Obligor of this Amendment No. 2 will not violate any provisions of any law or any order of any court or governmental agency or authority and will not conflict with or result in any breach of any of the provisions of, or constitute a default under or result in the creation or imposition of any Lien upon any of the property of such Obligor pursuant to the provisions of the Articles of Incorporation, Articles of Organization, By-laws, Operating Agreement, Limited Liability Company Agreement or Partnership Agreement of such Obligor or any agreement or other instrument to which the Company is a party or by which such Obligor may be bound.
6.    Each entity which is a borrower or guarantor under the Bank Agreement is an Obligor hereunder.